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                                                                 Exhibit 10.31

                      FOURTH AMENDMENT TO LOAN INSTRUMENTS

     THIS FOURTH AMENDMENT TO LOAN INSTRUMENTS ("Fourth Amendment"), dated as of November 4, 1997, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended) and the Lenders which are parties hereto.

                                 R E C I T A L S

     A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997, as amended (the "Loan Agreement").

     B. Borrowers have requested the consent of Lenders to (i) the acquisition by CBC of the Property of GHB of Little Rock, Inc. used in the operation of Stations KEZQ, KURB and KLVO serving the Little Rock, Arkansas market (the "KEZQ/KURB/KVLO Acquisition"), and assignment to CLI of the FCC Licenses used in the operation of such Stations; (ii) the acquisition of stock and subsequent merger of Natural State Communications, Inc. with and into CBC (the "KYTN Acquisition"), and the assignment to CLI of the FCC Licenses used in the operation of Station KYTN, licensed to Wrightsville/Little Rock, Arkansas; and
(iii) the acquisition by CBC of the Property of Bear Broadcasting Company used in the operation of Station WDGF, licensed to Providence, Rhode Island (the "WDGF Acquisition"; the KEZQ/KURB/KVLO Acquisition, the KYTN Acquisition and the WDGF Acquisition hereinafter are referred to individually as a "Fourth Amendment Acquisition" and collectively as the "Fourth Amendment Acquisitions"), and the assignment to CLI of the FCC Licenses used in the operation of such Station. Lenders have agreed to give such consent, subject to the execution of this Fourth Amendment and the performance of the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. CONSENT TO ACQUISITIONS AND TRANSFER OF FCC LICENSES. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Fourth Amendment Acquisitions. Based on the attached Schedule 1, Lenders hereby consent to the Fourth Amendment Acquisitions, subject to the satisfaction of the conditions contained in this Fourth Amendment.

     2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:



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          2.1 AMENDMENTS TO COVENANTS. Exhibits 7.6.2 (Capital Expenditure
     Covenant Levels) and 7.8 (Operating Lease Covenant Levels) attached hereto shall be substituted for Exhibits 7.6.2 and 7.8 to the Loan Agreement.

          2.2 EXHIBITS TO LOAN INSTRUMENTS. Upon the consummation of each Fourth Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to such Fourth Amendment Acquisition and
     (ii) the Exhibit Amendments applicable to such Fourth Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

          2.3 USE AGREEMENT. Upon the consummation of each Fourth Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in such Fourth Amendment Acquisition.

     3. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall not become effective with respect to each of the Fourth Amendment Acquisitions unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to such Fourth Amendment Acquisition in a manner satisfactory to Agent.

     4. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all fees and expenses incurred in connection with the consummation of the transactions contemplated by this Fourth Amendment.

     5. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Fourth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof and shall be true and correct on the date of the consummation of each Fourth Amendment Acquisition, except to the extent such representations and warranties by their nature relate to an earlier date.

     6. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Fourth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

     7. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, this Fourth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                              CITADEL BROADCASTING COMPANY,
                              CITADEL LICENSE, INC. AND CITADEL
                              COMMUNICATIONS CORPORATION, each a
                              Nevada corporation


                              By:
                                 --------------------------------------------
                                   Donna L. Heffner
                                   Vice President of each corporation


                              FINOVA CAPITAL CORPORATION, a
                              Delaware corporation, individually and as Agent


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                              BANKBOSTON, N.A.


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                              NATIONSBANK OF TEXAS, N.A.


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------




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                              THE BANK OF NEW YORK


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------




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               LIST OF AMENDMENTS TO EXHIBITS TO LOAN INSTRUMENTS


Exhibit A      -  Assignment of Leases

Exhibit 1J     -  Broadcast Markets

Exhibit 1K     -  CBC Stations

Exhibit 1N     -  Assignment of Acquisition Instruments

Exhibit 1O     -  Mortgages

Exhibit 1S     -  List of Current Leases and Lessors

Exhibit 1X     -  Real Estate

Exhibit 5.5.2  -  FCC Licenses

Exhibit 5.5.5  -  Business Locations

Exhibit 5.8    -  Litigation

Exhibit 5.12   -  Patents, Trademarks and Franchises

Exhibit 7.6.2  -  Capital Expenditures

Exhibit 7.8    -  Obligations as Lessee Under Operating Leases



[Pursuant to Regulation S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these exhibits to the Securities Exchange Commission upon request.]




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